As filed with the Securities and Exchange Commission on February 11, 2000

                                                     Registration No. 333-95779

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                     THE CORPORATE EXECUTIVE BOARD COMPANY
            (Exact name of registrant as specified in its charter)

              Delaware                              8742                            52-2056410
    (State or other jurisdiction        (Primary Standard Industrial             (I.R.S. Employer
 of incorporation or organization)      Classification Code Number)            Identification No.)

                                ---------------

                     The Corporate Executive Board Company
                        2000 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20006
                                (202) 777-5000
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ---------------

                                Clay M. Whitson
                     The Corporate Executive Board Company
                        2000 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20006
                                (202) 777-5000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------

                                  Copies to:

              Steven R. Finley, Esq.                             Thomas R. Brome, Esq.
           Gibson, Dunn & Crutcher LLP                          Cravath, Swaine & Moore
                 200 Park Avenue                                   825 Eighth Avenue
               New York, N.Y. 10166                               New York, N.Y. 10019
                  (212) 351-4000                                     (212) 474-1000

  The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to such
Section 8(a) may determine.

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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

  (a) Exhibits

 Exhibit
   No.                           Description of Exhibit
 -------                         ----------------------

  1.1    --Form of Underwriting Agreement.
  3.1    --Second Amended and Restated Certificate of Incorporation.*
  3.2    --Amended and Restated Bylaws.*
  4.1    --Specimen Common Stock Certificate.*
  5.1    --Opinion of Gibson, Dunn & Crutcher LLP.
 10.1 --Employment Agreement, dated January 21, 1999, between the Company and James J. McGonigle.*
 10.2    --[Omitted]
 10.3 --Employment Agreement, dated November 1, 1998, between the Company and Clay M. Whitson.*
 10.4    --Stock Option Agreement Pursuant to The Corporate Advisory Board
           Company Stock-Based Incentive Compensation Plan, effective as of
           October 31, 1997, between the Company and James J. McGonigle, as amended on January 21, 1999.*
 10.5    --Stock Option Agreement Pursuant to The Corporate Executive Board
           Company Stock-Based Incentive Compensation Plan, effective as of
           April 15, 1998, between the Company and Harold L. Siebert.*
 10.6    --[Omitted]
 10.7    --Stock Option Agreement Pursuant to The Corporate Executive Board
           Company Stock-Based Incentive Compensation Plan, dated as of
           November 1, 1998, between the Company and Clay M. Whitson.*
 10.8    --Stock Option Agreement #1 Pursuant to The Corporate Executive Board
           Company Stock-Based Incentive Compensation Plan, effective as of
           October 31, 1997, between the Company and Michael A. D'Amato.*
 10.9    --Stock Option Agreement #2 Pursuant to The Corporate Executive Board
           Company Stock-Based Incentive Compensation Plan, effective as of
           October 31, 1997, between the Company and Michael A. D'Amato.*
 10.10   --Stock Option Agreement #1 Pursuant to The Corporate Executive Board
           Company Stock-Based Incentive Compensation Plan, effective as of
           October 31, 1997, between the Company and Jeffrey D. Zients.*
 10.11   --Stock Option Agreement #2 Pursuant to The Corporate Executive Board
           Company Stock-Based Incentive Compensation Plan, effective as of
           October 31, 1997, between the Company and Jeffrey D. Zients.*
 10.12   --Stock Option Agreement Pursuant to The Corporate Executive Board
           Company Stock-Based Incentive Compensation Plan, effective as of
           June 1, 1998, between the Company and Sally Chang.*
 10.13   --Stock Option Agreement Pursuant to The Corporate Executive Board
           Company Stock-Based Incentive Compensation Plan, effective as of
           October 31, 1997, between the Company and Derek C. van Bever, as amended on July 21, 1998.*
 10.14   --Form of Stock Option Agreement Pursuant to The Corporate Advisory
           Board Company Stock-Based Incentive Compensation Plan, including form of amendment.*
 10.15   --Agreement Concerning Exclusive Services, Confidential Information,
           Business Opportunities, Non-Competition, Non-Solicitation and Work
           Product, dated January 21, 1999, between the Company and James J.
           McGonigle.*
 10.16   --Agreement Concerning Exclusive Services, Confidential Information,
           Business Opportunities, Non-Competition, Non-Solicitation and Work
           Product, effective as of April 15, 1998, between the Company and Harold L. Siebert.*

 Exhibit
   No.                           Description of Exhibit
 -------                         ----------------------

 10.17   --Agreement Concerning Exclusive Services, Confidential Information,
           Business Opportunities, Non-Competition, Non-Solicitation and Work
           Product, dated November 1, 1998, between the Company and Clay M.
           Whitson.*
 10.18   --Agreement Concerning Exclusive Services, Confidential Information,
           Business Opportunities, Non-Competition, Non- Solicitation and Work
           Product, dated October 30, 1997, between the Company and Michael A.
           D'Amato.*
 10.19   --Agreement Concerning Exclusive Services, Confidential Information,
           Business Opportunities, Non-Competition, Non-Solicitation and Work
           Product, dated October 30, 1997, between the Company and Jeffrey D.
           Zients.*
 10.20   --Form of Agreement Concerning Exclusive Services, Confidential
           Information, Business Opportunities, Non-Competition, Non-
           Solicitation and Work Product.*
 10.21   --The Corporate Executive Board Company Stock-Based Incentive
           Compensation Plan, adopted on October 31, 1997, as amended and restated.*
 10.21.1 --The Corporate Executive Board Company Stock-Based Incentive
           Compensation Plan, adopted on October 31, 1997, as amended and restated in February 1999.*
 10.22   --Directors' Stock Plan.*
 10.22.1 --Amended Directors' Stock Plan and Standard Terms and Conditions for
           Director Non-Qualified Stock Options.*
 10.23   --1998 Stock Option Plan.*
 10.23.1 --1999 Stock Option Plan and Standard Terms and Conditions for 1999
           Stock Option Plan Incentive Stock Options.*
 10.24 --Cross-Indemnification Agreement, dated as of January 21, 1999, between David G. Bradley and The Corporate Executive Board Company.*
 10.25 --Promissory Note, dated October 31, 1998, between David G. Bradley and The Corporate Executive Board Company.*
 10.26 --Security Agreement, dated October 31, 1997, between David G. Bradley and The Corporate Executive Board Company.*
 10.27   --Letter Agreement, dated January 18, 1999, between The Corporate
           Executive Board Company and David G. Bradley with respect to the repayment of $6.5 million Promissory Note.*
 10.28 --Administrative Services Agreement, dated as of October 31, 1997, as amended and restated on July 21, 1998, between The Advisory Board
           Company and The Corporate Executive Board Company.*
 10.29   --Member Contracts Agreement, dated as of October 31, 1997, between
           The Advisory Board Company and The Corporate Executive Board
           Company.*
 10.30 --Vendor Contracts Agreement, dated as of October 31, 1997, as amended and restated on July 21, 1998, between The Advisory Board Company and The Corporate Executive Board Company.*
 10.31   --Non-Competition Agreement, effective as of January 1, 1999, among
           The Advisory Board Company, The Corporate Executive Board Company and David G. Bradley.*
 10.32   --[Omitted]
 10.33   --Distribution Agreement, dated as of October 31, 1997, between The
           Corporate Executive Board Company and The Advisory Board Company.*
 10.34   --Agreement of Lease, dated June 25, 1998, between The Corporate
           Executive Board Company and The George Washington University.*
 10.35   --Registration Rights Agreement, dated January 22, 1999, between The
           Corporate Executive Board Company and David G. Bradley.*
 10.36   --License Agreement, effective as of October 31, 1997, between The
           Corporate Executive Board Company and The Advisory Board Company.*
 10.37   --Letter agreement regarding the special bonus plan.*
 10.38   --Amended and Restated "Liquid Markets" Agreement, dated August 20,
           1997, between The Corporate Executive Board Company and Derek C. van
           Bever, as amended on December 28, 1998.*

 Exhibit
   No.                           Description of Exhibit
 -------                         ----------------------

 10.39   --Letter to Michael A. D'Amato from the Chairman of The Corporate
           Executive Board Company re Accelerated Vesting of Options.*
 10.40   --Clarification Letter to Michael A. D'Amato from The Corporate
           Executive Board Company re Stock Option Agreements.*
 10.41   --Letter to Jeffrey Zients from David Bradley re Accelerated Vesting of Options.*
 10.42   --Clarification Letter to Jeffrey Zients from The Corporate Executive
           Board Company re Stock Option Agreements.*
 10.43   --Term Sheet for Director Non-Qualified Stock Options between Robert
           C. Hall and The Corporate Executive Board Company.*
 10.44   --Term Sheet for Director Non-Qualified Stock Options between David W.
           Kenny and The Corporate Executive Board Company.*
 10.45   --Term Sheet for Director Non-Qualified Stock Options between Stephen
           G. Pagliuca and The Corporate Executive Board Company.*
 10.46   --Term Sheet for Director Non-Qualified Stock Options between Jeffrey
           D. Zients and The Corporate Executive Board Company.*
 10.47   --Term Sheet for Director Non-Qualified Stock Options between Michael
           A. D'Amato and The Corporate Executive Board Company, as amended on
           January 27, 1999.*
 21.1    --List of Subsidiaries of The Corporate Executive Board Company.*
 23.1    --Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1).
 23.2    --Consent of Arthur Andersen LLP.**
 24.1    --Power of Attorney.**
 27      --Financial Data Schedule.**

--------
+To be filed by amendment.
* Incorporated by reference to the same exhibit to the registrant's Registration Statement on Form S-1, declared effective by the Securities and Exchange Commission on February 22, 1999 (Registration No. 333-59833).
**Previously filed.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the District of Columbia, on February 11, 2000.

                                          The Corporate Executive Board
                                           Company

                                                  /s/ James J. McGonigle
                                          By___________________________________
                                                  Chief Executive Officer


  Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----



        /s/ James J. McGonigle         Chief Executive Officer     February 11, 2000
______________________________________  and Director (Principal
          James J. McGonigle            Executive Officer)



         /s/ Clay M. Whitson           Chief Financial Officer     February 11, 2000
 ______________________________________  (Principal Financial
           Clay M. Whitson              Officer and Principal
                                        Accounting Officer)


                  *                    Director                    February 11, 2000
 ______________________________________
          Michael A. D'Amato


                  *                    Director                    February 11, 2000
 ______________________________________
          Jeffrey D. Zients

                  *                    Director                    February 11, 2000
 ______________________________________
          Harold L. Siebert

                  *                    Director                    February 11, 2000
 ______________________________________
            Robert C. Hall

                  *                    Director                    February 11, 2000
 ______________________________________
            David W. Kenny

                  *                    Director                    February 11, 2000
______________________________________
         Stephen G. Pagliuca


*By:  /s/ Clay M. Whitson
  -----------------------------
        Clay M. Whitson
       Attorney-in-fact

                                 EXHIBIT INDEX

 Exhibit
   No.                           Description of Exhibit
 -------                         ----------------------
  1.1    --Form of Underwriting Agreement.
  3.1    --Second Amended and Restated Certificate of Incorporation.*
  3.2    --Amended and Restated Bylaws.*
  4.1    --Specimen Common Stock Certificate.*
  5.1    --Opinion of Gibson, Dunn & Crutcher LLP.
 10.1    --Employment Agreement, dated January 21, 1999, between the Company and James J. McGonigle.*
 10.2    --[Omitted]
 10.3    --Employment Agreement, dated November 1, 1998, between the Company and Clay M. Whitson.*
 10.4    --Stock Option Agreement Pursuant to The Corporate Advisory Board
          Company Stock-Based Incentive Compensation Plan, effective as of
          October 31, 1997, between the Company and James J. McGonigle, as amended on January 21, 1999.*
 10.5    --Stock Option Agreement Pursuant to The Corporate Executive Board
          Company Stock-Based Incentive Compensation Plan, effective as of
          April 15, 1998, between the Company and Harold L. Siebert.*
 10.6    --[Omitted]
 10.7    --Stock Option Agreement Pursuant to The Corporate Executive Board
          Company Stock-Based Incentive Compensation Plan, dated as of November
          1, 1998, between the Company and Clay M. Whitson.*
 10.8    --Stock Option Agreement #1 Pursuant to The Corporate Executive Board
          Company Stock-Based Incentive Compensation Plan, effective as of
          October 31, 1997, between the Company and Michael A. D'Amato.*
 10.9    --Stock Option Agreement #2 Pursuant to The Corporate Executive Board
          Company Stock-Based Incentive Compensation Plan, effective as of
          October 31, 1997, between the Company and Michael A. D'Amato.*
 10.10   --Stock Option Agreement #1 Pursuant to The Corporate Executive Board
          Company Stock-Based Incentive Compensation Plan, effective as of
          October 31, 1997, between the Company and Jeffrey D. Zients.*
 10.11   --Stock Option Agreement #2 Pursuant to The Corporate Executive Board
          Company Stock-Based Incentive Compensation Plan, effective as of
          October 31, 1997, between the Company and Jeffrey D. Zients.*
 10.12   --Stock Option Agreement Pursuant to The Corporate Executive Board
          Company Stock-Based Incentive Compensation Plan, effective as of June
          1, 1998, between the Company and Sally Chang.*
 10.13   --Stock Option Agreement Pursuant to The Corporate Executive Board
          Company Stock-Based Incentive Compensation Plan, effective as of
          October 31, 1997, between the Company and Derek C. van Bever, as amended on July 21, 1998.*
 10.14   --Form of Stock Option Agreement Pursuant to The Corporate Advisory
          Board Company Stock-Based Incentive Compensation Plan, including form of amendment.*
 10.15   --Agreement Concerning Exclusive Services, Confidential Information,
          Business Opportunities, Non-Competition, Non-Solicitation and Work
          Product, dated January 21, 1999, between the Company and James J.
          McGonigle.*
 10.16   --Agreement Concerning Exclusive Services, Confidential Information,
          Business Opportunities, Non-Competition, Non-Solicitation and Work
          Product, effective as of April 15, 1998, between the Company and
          Harold L. Siebert.*
 10.17   --Agreement Concerning Exclusive Services, Confidential Information,
          Business Opportunities, Non-Competition, Non-Solicitation and Work
          Product, dated November 1, 1998, between the Company and Clay M.
          Whitson.*

 Exhibit
   No.                           Description of Exhibit
 -------                         ----------------------
 10.18   --Agreement Concerning Exclusive Services, Confidential Information,
          Business Opportunities, Non-Competition, Non- Solicitation and Work
          Product, dated October 30, 1997, between the Company and Michael A.
          D'Amato.*
 10.19   --Agreement Concerning Exclusive Services, Confidential Information,
          Business Opportunities, Non-Competition, Non-Solicitation and Work
          Product, dated October 30, 1997, between the Company and Jeffrey D.
          Zients.*
 10.20   --Form of Agreement Concerning Exclusive Services, Confidential
          Information, Business Opportunities, Non-Competition, Non-
          Solicitation and Work Product.*
 10.21   --The Corporate Executive Board Company Stock-Based Incentive
          Compensation Plan, adopted on October 31, 1997, as amended and restated.*
 10.21.1 --The Corporate Executive Board Company Stock-Based Incentive
          Compensation Plan, adopted on October 31, 1997, as amended and restated in February 1999.*
 10.22   --Directors' Stock Plan.*
 10.22.1 --Amended Directors' Stock Plan and Standard Terms and Conditions for
          Director Non-Qualified Stock Options.*
 10.23   --1998 Stock Option Plan.*
 10.23.1 --1999 Stock Option Plan and Standard Terms and Conditions for 1999
          Stock Option Plan Incentive Stock Options.*
 10.24   --Cross-Indemnification Agreement, dated as of January 21, 1999, between David G. Bradley and The Corporate Executive Board Company.*
 10.25   --Promissory Note, dated October 31, 1998, between David G. Bradley and The Corporate Executive Board Company.*
 10.26   --Security Agreement, dated October 31, 1997, between David G. Bradley and The Corporate Executive Board Company.*
 10.27   --Letter Agreement, dated January 18, 1999, between The Corporate
          Executive Board Company and David G. Bradley with respect to the repayment of $6.5 million Promissory Note.*
 10.28   --Administrative Services Agreement, dated as of October 31, 1997, as amended and restated on July 21, 1998, between The Advisory Board
          Company and The Corporate Executive Board Company.*
 10.29   --Member Contracts Agreement, dated as of October 31, 1997, between
          The Advisory Board Company and The Corporate Executive Board
          Company.*
 10.30   --Vendor Contracts Agreement, dated as of October 31, 1997, as amended and restated on July 21, 1998, between The Advisory Board Company and
          The Corporate Executive Board Company.*
 10.31   --Non-Competition Agreement, effective as of January 1, 1999, among
          The Advisory Board Company, The Corporate Executive Board Company and
          David G. Bradley.*
 10.32   --[Omitted]
 10.33   --Distribution Agreement, dated as of October 31, 1997, between The
          Corporate Executive Board Company and The Advisory Board Company.*
 10.34   --Agreement of Lease, dated June 25, 1998, between The Corporate
          Executive Board Company and The George Washington University.*
 10.35   --Registration Rights Agreement, dated January 22, 1999, between The
          Corporate Executive Board Company and David G. Bradley.*
 10.36   --License Agreement, effective as of October 31, 1997, between The
          Corporate Executive Board Company and The Advisory Board Company.*
 10.37   --Letter agreement regarding the special bonus plan.*
 10.38   --Amended and Restated "Liquid Markets" Agreement, dated August 20,
          1997, between The Corporate Executive Board Company and Derek C. van
          Bever, as amended on December 28, 1998.*
 10.39   --Letter to Michael A. D'Amato from the Chairman of The Corporate
          Executive Board Company re Accelerated Vesting of Options.*

 Exhibit
   No.                           Description of Exhibit
 -------                         ----------------------
 10.40   --Clarification Letter to Michael A. D'Amato from The Corporate
          Executive Board Company re Stock Option Agreements.*
 10.41   --Letter to Jeffrey Zients from David Bradley re Accelerated Vesting of Options.*
 10.42   --Clarification Letter to Jeffrey Zients from The Corporate Executive
          Board Company re Stock Option Agreements.*
 10.43   --Term Sheet for Director Non-Qualified Stock Options between Robert
          C. Hall and The Corporate Executive Board Company.*
 10.44   --Term Sheet for Director Non-Qualified Stock Options between David W.
          Kenny and The Corporate Executive Board Company.*
 10.45   --Term Sheet for Director Non-Qualified Stock Options between Stephen
          G. Pagliuca and The Corporate Executive Board Company.*
 10.46   --Term Sheet for Director Non-Qualified Stock Options between Jeffrey
          D. Zients and The Corporate Executive Board Company.*
 10.47   --Term Sheet for Director Non-Qualified Stock Options between Michael
          A. D'Amato and The Corporate Executive Board Company, as amended on
          January 27, 1999.*
 21.1    --List of Subsidiaries of The Corporate Executive Board Company.*
 23.1    --Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1).
 23.2    --Consent of Arthur Andersen LLP.**
 24.1    --Power of Attorney.**
 27      --Financial Data Schedule.**

--------
+To be filed by amendment.
* Incorporated by reference to the same exhibit to the registrant's Registration Statement on Form S-1, declared effective by the Securities and Exchange Commission on February 22, 1999 (Registration No. 333-59833).
**Previously filed.